UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024 (November 20, 2024)

Kyverna Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41947	83-1365441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5980 Horton St., STE 550
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 925-2492

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	KYTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, James Chung, M.D., Ph.D., Chief Medical Officer of Kyverna Therapeutics, Inc. (the “Company”), resigned from the Company, to be effective as of November 22, 2024. On November 20, 2024, the Company and Dr. Chung entered into a letter agreement (the “Chung Letter Agreement”), which contains, among other things, a release of claims against the Company and the following severance benefits to be paid to Dr. Chung provided that he does not revoke the release of claims against the Company: (a) $220,000 (equal to six months of his base salary in effect at the time of his resignation from the Company), less all applicable withholdings and deductions, payable in accordance with the Company’s regular payroll practices, and (b) full monthly COBRA premiums for Dr. Chung to continue healthcare insurance coverage under COBRA until the earliest of: (1) the close of the six-month period following November 22, 2024; (2) the date on which Dr. Chung becomes eligible for substantially equivalent health insurance coverage in connection with new employment, or (3) the date Dr. Chung ceases to be eligible for COBRA coverage for any reason.

The foregoing description of the Chung Letter Agreement is not complete and is qualified in its entirety by reference to the Chung Letter Agreement, the full text of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated November 20, 2024, between Kyverna Therapeutics, Inc. and James Chung, M.D., Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYVERNA THERAPEUTICS, INC.

Date:	November 26, 2024	By:	/s/ Warner Biddle
Warner Biddle Chief Executive Officer